                                    Confidential Treatment Requested by Puma Biotechnology, Inc.                     Exhibit 10.15(b)

CANBRIDGE BIOMED LIMITED

(f/k/a Glory Billion Global Limited)

Unit 1612, 16/F., Sterling Centre

No. 11 Cheung Yue Street, Cheung Sha Wan

Kowloon, Hong Kong

November 19, 2018

PUMA Biotechnology, Inc.

10880 Wilshire Blvd., Suite 2150

Los Angeles, CA 90024, USA

Attn: [***]

Re: [***] Milestone

Dear [***]:

Reference is hereby made to that certain Collaboration and License Agreement dated as of January 30, 2018 (the “License Agreement”) between PUMA BIOTECHNOLOGY, INC. (“PUMA”) and CANBRIDGE BIOMED LIMITED (“CANbridge,” by virtue of assignment from CANbridgepharma Limited, effective as of July 23, 2018).  Capitalized terms used in this letter (this “Letter Agreement”) and not otherwise defined herein shall have the meanings set forth in the License Agreement.

Pursuant to Section 6.1.2(a) of the License Agreement, within [***] of CANbridge’s receipt of a [***] for a Licensed Product in [***], CANbridge shall pay to PUMA a milestone payment in the amount of $[***] (the “[***] Milestone”).  [***]

On September 25, 2018, China’s National Medical Products Administration (“NMPA”) accepted CANbridge’s NDA for review with respect to the use of neratinib for the extended adjuvant treatment of patients with early-stage HER-2 positive cancer.  [***]  The Parties acknowledge that the License Agreement [***].

In order to address the current practices of the NMPA with respect to [***], and for good and valuable consideration, the sufficiency of which is hereby acknowledged, PUMA and CANbridge hereby agree as follows:

1.Development Milestone Payments.

a. [***] Payment of [***] Milestone. CANbridge will pay to PUMA the [***] Milestone no later than [***], in connection with the NMPA’s acceptance of CANbridge’s NDA for neratinib, which payment shall result in the [***] Milestone payment obligation being deemed satisfied and paid in full, such that no additional payments shall be owed by CANbridge to PUMA with respect thereto, [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b. Right to Offset. If the NMPA requires CANbridge to [***] in order to [***], then CANbridge shall have the right to offset the $[***] payment made pursuant to the foregoing paragraph 1(a) by crediting it against the $[***] Development Milestone Payment that is payable by CANbridge to PUMA upon [***] pursuant to Section 6.1.2(a) of the License Agreement, if and when such payment becomes due.

2.Choice of Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the state of New York, exclusive of choice of law principles. Any communication or proceedings resulting from disputes under this Agreement shall be in the English language.  The Parties agree to exclude the application to this Agreement of the United Nations Conventions on Contracts for the International Sale of Goods.

3.Interpretation. This Letter Agreement shall be subject to and interpreted in accordance with the terms and conditions set forth in the License Agreement.

4.No Amendment. Except as expressly stated herein, this Letter Agreement does not amend or modify any terms or conditions of the License Agreement, all of which remain in full force and effect.

5.Counterparts. This Letter Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both parties have not executed the same counterpart.  Signatures provided by facsimile transmission or in AdobeTM Portable Document Form (PDF) sent by electronic mail will be deemed to be original signatures.

[Remainder of this page intentionally left blank. Signatures to follow]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Please indicate your acceptance of the terms and conditions of this Letter Agreement by returning a signed copy to the undersigned.

CANBRIDGE BIOMED LIMITED

By:/s/ James Xue_________________

Name: James Xue

Title: Director

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST SET FORTH ABOVE:

PUMA BIOTECHNOLOGY, INC.

By: /s/ Alan Auerbach_______________________

       Name: Alan Auerbach

       Title: CEO

3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.